UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2022
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PhaseBio Pharmaceuticals, Inc.
(Exact name of registrant as specified in its Charter)
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Delaware	001-38697	03-0375697
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Great Valley Parkway, Suite 30
Malvern, Pennsylvania 19355
(Address including zip code of principal executive offices)

(610) 981-6500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	PHAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.03	Bankruptcy or Receivership.
On October 23, 2022, PhaseBio Pharmaceuticals, Inc. (the “Company”) filed a voluntary petition for relief under Chapter 11 of Title 11 (“Chapter 11”) of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), thereby commencing a Chapter 11 case for the Company (Case No. 22-10995). The Company continues to operate its business as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Company is seeking approval of a variety of “first day” motions containing customary relief intended to enable the Company to continue its ordinary course operations. The Company intends to sell its bentracimab program assets during the bankruptcy case. Additional information about the Chapter 11 case, including access to Bankruptcy Court documents, is available online at https://omniagentsolutions.com/PhaseBio, a website administered by Omni Agent Solutions, a third-party bankruptcy claims and noticing agent. The information on this website is not incorporated by reference into, and does not constitute part of, this Current Report on Form 8-K.

Item 8.01	Other Events.
On October 24, 2022, the Company issued a press release announcing the filing of the Chapter 11 case and its entry into a confidential, non-binding agreement with a potential stalking horse bidder for the Company’s bentracimab program assets. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 24, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PhaseBio Pharmaceuticals, Inc.

Dated: October 24, 2022	By:	/s/ John P. Sharp
John P. Sharp
Chief Financial Officer